UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

KiOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35213	51-0652233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13001 Bay Park Road, Pasadena, Texas 77507

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 694-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

KiOR, Inc. is filing this amendment (the “Amendment No. 1”) to its Form 8-K (the “Original Form 8-K”) filed on April 1, 2014 for the sole purpose of re-filing Exhibit 99.1, which inadvertently omitted certain annexes and schedules. Other than as described in the previous sentence, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Note Purchase Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, KFT Trust and KFT Trust as agent

99.1B*	Form of 2014 Note

99.1C*	Form of 2014 Warrant

99.2*	Amendment No. 2 to the 2013 Note Purchase Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, KV III, KFT Trust, VNK and KV III as agent

99.3*	Amendment No. 3 to the Loan and Security Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, 1538731 ALBERTA LTD., 1538716 ALBERTA LTD., KFT Trust and 1538731 ALBERTA LTD. as agent

99.4*	Amended and Restated Subordination Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, KV III as 2013 First Lien Agent and control agent, KFT Trust as 2014 First Lien Agent and control agent and 1538731 Alberta Ltd., as Second Lien Agent and control agent

99.5*	Intercreditor Agreement dated as of March 31, 2014, by and among KiOR, KiOR Columbus and KV III and KFT Trust as agents

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiOR, INC.

Date: April 1, 2014	By:	/s/ Christopher A. Artzer
Christopher A. Artzer
President, Interim Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Note Purchase Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, KFT Trust and KFT Trust as agent

99.1B*	Form of 2014 Note

99.1C*	Form of 2014 Warrant

99.2*	Amendment No. 2 to the 2013 Note Purchase Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, KV III, KFT Trust, VNK and KV III as agent

99.3*	Amendment No. 3 to the Loan and Security Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, 1538731 ALBERTA LTD., 1538716 ALBERTA LTD., KFT Trust and 1538731 ALBERTA LTD. as agent

99.4*	Amended and Restated Subordination Agreement, dated as of March 31, 2014, by and among KiOR, KiOR Columbus, KV III as 2013 First Lien Agent and control agent, KFT Trust as 2014 First Lien Agent and control agent and 1538731 Alberta Ltd., as Second Lien Agent and control agent

99.5*	Intercreditor Agreement dated as of March 31, 2014, by and among KiOR, KiOR Columbus and KV III and KFT Trust as agents

* Previously filed.